UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 13, 2013

First Community Corporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

(803) 951-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On August 14, 2013, First Community Corporation issued an Investor Presentation with respect to the proposed merger with Savannah River Financial Corporation, which contains supplemental financial information regarding Savannah River Financial Corporation and certain pro forma loan and deposit information in Addenda A, B and C of the Investor Presentation.

The Investor Presentation, which includes the Addenda, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number Description

99.1 Supplemental Investor Presentation dated August 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

Dated: August 14, 2013	By:	/s/ Michael C. Crapps
Michael C. Crapps
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Number Description

99.1	Supplemental Investor Presentation dated August 14, 2013